UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

_________________________

Date of Report (date of earliest event reported):  December 17, 2013

WAUSAU PAPER CORP.

(Exact name of registrant as specified in its charter)

WISCONSIN	1-13923	39-0690900
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification
incorporation)		Number)

100 PAPER PLACE

MOSINEE, WI 54455-9099

(Address of principal executive offices, including Zip Code)

(715) 693-4470

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 1 – Registrant’s Business and Operations

Item 1.01.

Entry into a Material Definitive Agreement

Fourth Amendment to Credit Agreement

On December 17, 2013, Wausau Paper Corp. (the “Company”) entered into a Fourth Amendment to Credit Agreement (the “Credit Agreement Amendment”) with the following lenders:  Bank of America, N.A.; BMO Harris Bank National Association (f/k/a M&I Marshall & Ilsley Bank); Wells Fargo Bank, National Association (for a limited purpose, as further described below); Northwest Farm Credit Services, PCA; and 1st Farm Credit Services (collectively, the “Lenders”).

The Credit Agreement Amendment amended the terms of the original Credit Agreement that the Company entered into with the Lenders on June 23, 2010 ( the “Original Credit Agreement”), which has since been amended as of  October 26, 2011; February 3, 2012; and June 26, 2013 (collectively, the “Prior Amendments”).  The Credit Agreement Amendment reduced the amount of Aggregate Commitments (as defined in the Original Credit Agreement and as amended in the Prior Amendments) from $100 million to $80 million, and Wells Fargo Bank, National Association, entered into the Credit Agreement Amendment primarily for the limited purpose of acknowledging that, as of December 17, 2013, it was no longer a participant in the credit facility established under the Original Credit Agreement.  The Credit Agreement Amendment also added the Company’s wholly-owned subsidiary, Wausau Towel & Tissue, LLC (the “Tissue Subsidiary”), as a guarantor of the Company’s obligations under the terms of the amended Credit Agreement, and it extended the maturity date for those obligations from June 30, 2014, until June 30, 2015.  Finally, the Credit Agreement Amendment replaced or revised certain financial covenants that are required to be maintained by the Company:

•

Under the terms of the Original Credit Agreement and the Prior Amendments, the Company was required to maintain certain minimum debt to capital ratios.  The Credit Agreement Amendment replaced the debt to capital covenant with a debt to EBITDDA ratio, and, under the terms of the Credit Agreement Amendment, the Company’s maximum debt to EBITDDA ratio (measured as of each fiscal quarter-end) is required to be not more than 4 to 1 until September 30, 2014.  From that date until December 31, 2014, the Company’s maximum debt to EBITDDA ratio, measured as of each fiscal quarter-end, will be required to be not more than 3.5 to 1.  For the quarter ending March 31, 2015, and thereafter, the Company’s maximum debt to EBITDDA ratio will be required to be not more than 3.25 to 1.

•

The Company’s consolidated net worth is required to be at least $205 million under the terms of the Credit Agreement Amendment.

The foregoing description of the Credit Agreement Amendment is qualified in its entirety by reference to the complete terms of the Credit Agreement Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference, as well as the Original Credit Agreement, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated June 23, 2010, as amended by that certain First Amendment to Credit Agreement dated as of October 26, 2011 (filed as Exhibit 10.1 to Company’s Current Report on Form 8-K dated October 26, 2011); that certain Second Amendment to Credit Agreement dated as of February 3, 2012 (filed as Exhibit 10.1 to Company’s Current Report on Form 8-K dated January 31, 2012); and that certain Third Amendment to Credit Agreement dated as of June 26, 2013 (filed as Exhibit 10.2 to Company’s Current Report on Form 8-K dated June 26, 2013).

Amendment No. 5 to Note Purchase and Private Shelf Agreement

On December 17, 2013, the Company entered into a Amendment No. 5 (the “Shelf Agreement Amendment”) to the existing Note Purchase and Private Shelf Agreement (the “Shelf Agreement”) with Prudential Investment Management, Inc. and certain other note holders (“Prudential”).  The Shelf Agreement Amendment added the Tissue Subsidiary as a guarantor of the Company’s obligations under the amended Shelf Agreement, and it amended the Company’s financial covenant obligations by replacing the Company’s debt to capital ratio requirement with a maximum debt to EBITDDA ratio.  The Shelf Agreement Amendment also reduced the Company’s consolidated net worth requirements to match up with the terms of the amended Credit Agreement with the Lenders as described above, and, because the Shelf Agreement with Prudential extends beyond the maturity date under the Original Credit Agreement, as amended, the Shelf Agreement provides for an additional “step-down” in the debt to EBITDDA ratio requirements:  for the quarter ending September 30, 2015, and thereafter, the Company’s maximum debt to EBITDDA ratio will be required to be not more than 3 to 1 under the terms of the amended Shelf Agreement.

The foregoing description of the Shelf Agreement Amendment is qualified in its entirety by reference to the complete terms of the Shelf Agreement Amendment, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference, as well as the original Shelf Agreement, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated April 1, 2010, as amended by that certain Amendment No. 1 (filed as Exhibit 10.1 to Company’s Current Report on Form 8-K dated July 26, 2010); that certain Amendment No. 2 dated as of July 20, 2011 (filed as Exhibit 10.1 to Company’s Current Report on Form 8-K dated August 22, 2011); and that certain Amendment No. 3 dated as of January 31, 2012 (filed as Exhibit 10.2 to Company’s Current Report on Form 8-K dated January 31, 2012); and that certain Amendment No. 4 dated as of June 26, 2013 (filed as Exhibit 10.3 to Company’s Current Report on Form 8-K dated June 26, 2013).

Section 9 – Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits

Exhibit 10.1

Fourth Amendment to Credit Agreement dated as of December 17, 2013

Exhibit 10.2

Amendment No. 5 to Note Purchase Agreement Amendment dated as of December 17, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAUSAU PAPER CORP.

Date:  December 23, 2013

By:  SHERRI L. LEMMER

Sherri L. Lemmer

Senior Vice President–Finance

Chief Financial Officer

EXHIBIT INDEX

to

FORM 8-K

of

WAUSAU PAPER CORP.

dated December 17, 2013

Pursuant to Section 102(d) of Regulation S-T

(17 C.F.R. Section 232.102(d))

Exhibit 10.1

Fourth Amendment to Credit Agreement dated as of December 17, 2013

Exhibit 10.2

Amendment No. 5 to Note Purchase Agreement Amendment dated as of December 17, 2013